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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 7, 2006

                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

            Georgia                     1-13941                58-0687630
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(State or other Jurisdiction of     (Commission File          (IRS Employer
 Incorporation or Organization)         Number)            Identification No.)

            309 E. Paces Ferry Road, N.E.
                   Atlanta, Georgia                           30305-2377
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       (Address of principal executive offices)               (Zip code)


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       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

           On November 7, 2006, Aaron Rents, Inc. (the "Company") held a Board meeting at which they approved and adopted an amendment of its 2001 Stock Option and Incentive Award Plan Restricted Stock Award Agreement (the "Restricted Stock Award Agreement"). Under the Restricted Stock Award Agreement, grantees are awarded restricted stock based upon their respective ability to satisfy stated performance goals. The Restricted Stock Award Agreement, as amended, provides for the forfeiture of stock awards with respect to performance goals that are not met, provides for a deferral of any dividends until the restrictions on the restricted stock awards lapse and adds certain restrictive covenants. The amended Restricted Stock Award Agreement also sets forth the mechanics of the performance goals for each of the Company divisions.

           Grantees included R. Charles Loudermilk, Sr., Robert C. Loudermilk, Jr., Gilbert L. Danielson, and William K. Butler, Jr., who were each awarded 10,000 shares of restricted stock. Additionally K. Todd Evans was awarded 2,000 shares of restricted stock.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits:  None.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AARON RENTS, INC.


                                             By: /s/ Gilbert L. Danielson
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                                                 Gilbert L. Danielson
                                                 Executive Vice President,
                                                 Chief Financial Officer

Date: November 17, 2006